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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 10/18/2016

STEPAN COMPANY

(Exact name of registrant as specified in its charter)

Commission File Number: 1-4462

Delaware	36-1823834
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

Edens and Winnetka Road, Northfield, Illinois 60093

(Address of principal executive offices, including zip code)

(847)446-7500

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.Results of Operations and Financial Condition

On October 18, 2016, Stepan Company (“Stepan”) issued a press release providing its financial results for the second quarter ended September 30, 2016.  A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 8.01.Other Events

On October 18, 2016, Stepan issued a press release announcing that its Board of Directors declared a quarterly cash dividend on its common stock of $0.205 per share.  The dividend will be paid on December 15, 2016 to common stockholders of record on November 30, 2016.  A copy of the press release is attached as Exhibit 99.2 hereto and incorporated herein by reference.

Item 9.01.Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number: 99.1

Description: Press Release of Stepan Company dated October 18, 2016

Exhibit Number: 99.2

Description: Press Release of Stepan Company dated October 18, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEPAN COMPANY
Date: October 18, 2016	By:	/s/ Jennifer Ansbro Hale
Jennifer Ansbro Hale
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1 EX-99.2	Press Release of Stepan Company dated October 18, 2016 Press Release of Stepan Company dated October 18, 2016